            As filed with the U.S. Securities and Exchange Commission
                              on November 30, 2000


                        Securities Act File No. 33-60683
                    Investment Company Act File No. 811-08935


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                      Pre-Effective Amendment No._____                    [ ]

                       Post-Effective Amendment No. 3                     [x]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                          [x]

                               Amendment No. 4                            [x]
                        (Check appropriate box or boxes)


              Warburg, Pincus Global Telecommunications Fund, Inc.
 ................................................................................
               (Exact Name of Registrant as Specified in Charter)

         466 Lexington Avenue
         New York, New York                            10017-3147
 ...........................................      ......................
(Address of Principal Executive Offices)               (Zip Code)
Registrant's Telephone Number, including Area Code:  (212) 878-0600

                                Hal Liebes, Esq.
              Warburg, Pincus Global Telecommunications Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
    .........................................................................
                     (Name and Address of Agent for Service)


                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this filing is declared effective.

It is proposed that this filing will become effective (check appropriate box):

[  ]       immediately upon filing pursuant to paragraph (b)

[  ]       on (date) pursuant to paragraph (b)

[ x ]      60 days after filing pursuant to paragraph (a)(1)

[  ]       on [date] pursuant to paragraph (a)(1)

[  ]       75 days after filing pursuant to paragraph (a)(2)

[  ]       on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[  ]      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.

==============                                           CREDIT | ASSET
WARBURG PINCUS                                           SUISSE | MANAGEMENT
==============

                 SUBJECT TO COMPLETION, DATED NOVEMBER 30, 2000

                                   PROSPECTUS

                                 ADVISOR CLASS

                                          , 2000

                                 WARBURG PINCUS

                         GLOBAL TELECOMMUNICATIONS FUND


As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS
KEY POINTS .............................................................  4
    Goal and Principal Strategies ......................................  4
    Investor Profile ...................................................  4
    A Word About Risk ..................................................  5
PERFORMANCE SUMMARY ....................................................  7
INVESTOR EXPENSES ......................................................  9
    Fees and Fund Expenses .............................................  9
    Example ............................................................ 10
THE FUND IN DETAIL ..................................................... 11
    The Management Firms ............................................... 11
    Multi-Class Structure .............................................. 11
    Fund Information Key ............................................... 12
    Goal and Strategies ................................................ 13
    Portfolio Investments .............................................. 13
    Risk Factors ....................................................... 13
    Portfolio Management ............................................... 14
    Investor Expenses .................................................. 14
FINANCIAL HIGHLIGHTS ................................................... 15
MORE ABOUT RISK ........................................................ 16
    Introduction ....................................................... 16
    Types of Investment Risk ........................................... 16
    Certain Investment Practices ....................................... 18
MEET THE MANAGERS ...................................................... 20
ABOUT YOUR ACCOUNT ..................................................... 21
    Share Valuation .................................................... 21
    Account Statements ................................................. 21
    Distributions ...................................................... 21
    Taxes .............................................................. 21
OTHER INFORMATION ...................................................... 23
    About the Distributor .............................................. 23
BUYING SHARES .......................................................... 24
SELLING SHARES ......................................................... 26
SHAREHOLDER SERVICES ................................................... 28
OTHER POLICIES ......................................................... 29
FOR MORE INFORMATION ........................................... back cover

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

-----------------------------------------------------------------------------------------------------
FUND/RISK FACTORS           GOAL                         STRATEGIES
-----------------------------------------------------------------------------------------------------
GLOBAL TELECOMMUNICATIONS   Long-term appreciation of    - Invests in equity  securities  of U.S. and
FUND                        capital                        foreign telecommunications companies
                                                         - May invest in companies of all sizes
Risk factors:
  FOREIGN SECURITIES
  MARKET RISK
  NON-DIVERSIFIED STATUS
  REGULATORY RISK
  SECTOR CONCENTRATION
  TELECOMMUNICATIONS COMPANIES

-   INVESTOR PROFILE

     THE FUND IS DESIGNED FOR INVESTORS WHO:

-   are investing for long-term goals

- are willing to assume the risk of losing money in exchange for attractive potential long-term returns

-   are looking for capital appreciation

-   want to diversify their portfolios into telecommunications stocks

     IT MAY NOT BE APPROPRIATE IF YOU:

-   are investing for a shorter time horizon

- are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

-   are looking for exposure to companies in a broad variety of industries

-   want to limit your exposure to foreign securities

-   are looking for income

    You should base your investment decision on your own goals, risk preferences and time horizon.

-   A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

    A fund that invests outside the U.S. carries additional risks that include:

- CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

- INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

- POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investmentsincluding stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

    The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGULATORY RISK

    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

SECTOR CONCENTATION

    A fund that invests more than 25% of its net assets in a group of related industries (market sector) is subject to increased risk. Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

TELECOMMUNICATIONS COMPANIES

    Telecommunications companies can be significantly (and adversely) affected by governmental regulation or deregulation, obsolescence of existing technology, falling prices and profits and competition from new market entrants.

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in this fund's Common Class shares. The fund's Advisor Class shares commenced operations as of the date hereof. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                            YEAR-BY-YEAR TOTAL RETURNS*
--------------------------------------------------------------------------------
YEAR ENDED 12/31:
--------------------------------------------------------------------------------

           1997        32.32%
           1998        67.42%                         [BAR GRAPH]
           1999       156.16%

GLOBAL TELECOMMUNICATIONS FUND
  Best quarter: 68.83% (Q4 99)
  Worst quarter: -12.27% (Q3 98)
  Inception date: 12/4/96
  Total return for the period 1/1/00 - 9/30/00: -14.37% (not annualized)

--------------------------------------------------------------------------------
* The fund's Advisor Class shares commenced operations as of the date hereof. The total returns shown are for the fund's Common Class shares (including its predecessor). The fund's Advisor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Advisor Class is subject to slightly higher expenses, the return of the Advisor Class would have been lower.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------------
                                        ONE YEAR  THREE YEARS    LIFE OF     INCEPTION
        PERIOD ENDED 12/31/99:            1999     1997-1999       FUND        DATE
--------------------------------------------------------------------------------------
  GLOBAL TELECOMMUNICATIONS FUND        156.16%       78.37%      75.74%      12/4/96
  MSCI TELECOMMUNICATIONS INDEX(2)       44.66%       40.49%      31.70%
--------------------------------------------------------------------------------------

(1) The fund's Advisor Class shares commenced operations as of the date hereof. The total returns shown are for the fund's Common Class shares (including its predecessor). The fund's Advisor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, since the Advisor Class is subject to slightly higher expenses, the return of the Advisor Class would have been lower.

(2) The Morgan Stanley Capital International Telecommunications Index is an unmanaged index (with no defined investment objective) of telecommunications equities that include reinvestment of dividends and is compiled by Morgan Stanley & Co., Incorporated.





                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal period ending August 31, 2001.


--------------------------------------------------------------------------
                                                                 GLOBAL
                                                                TELECOM-
                                                               MUNICATIONS
                                                                  FUND
--------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------
  Sales charge "load" on purchases                                NONE
  Deferred sales charge "load"                                    NONE
  Sales charge "load" on reinvested distributions                 NONE
  Redemption fees                                                 NONE
  Exchange fees                                                   NONE
--------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------
  Management fee                                                  1.00%
  Distribution and service (12b-1) fee                             .50%
  Other expenses(1)                                                .52%
  TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         2.02%

(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.

(2) Fund service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements, which may be discontinued at any time, are expected to lower the fund's expenses as follows:

    EXPENSES AFTER WAIVERS AND
    REIMBURSEMENTS

    Management fee                                                          .47%
    Distribution and service (12b-1) fee                                    .50%
    Other expenses                                                          .92%
                                                                           ----
    TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.89%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                       ----------------------------------
                       ONE YEAR              THREE YEARS
                       ----------------------------------
                         $205                   $634
                       ----------------------------------

THE FUND IN DETAIL


-   THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-   Investment adviser for the fund

- Responsible for managing the fund's assets according to its goal and strategies

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $68 billion in the U.S. and $198 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC 3A 7JJ

-   Sub-investment adviser for the fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-   Also a member of Credit Suisse Asset Management

    For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM U.K." throughout this PROSPECTUS.


-   MULTI-CLASS STRUCTURE

    This fund offers two classes of shares, Common and Advisor. This PROSPECTUS offers the Advisor Class of shares, which are sold through financial-services firms.

    The Common Class is described in a separate prospectus.

-   FUND INFORMATION KEY

    A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The primary types of securities in
which the fund invests. Secondary investments are described in "More
About Risk."

RISK FACTORS

    The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment advisers to handle the fund's day-to-day management.

INVESTOR EXPENSES

    Expected expenses for the 2001 fiscal period. Actual expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund and compensating the sub-investment adviser. Expressed as a percentage of average net assets after waivers.

- DISTRIBUTION AND SERVICE (12B-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

- OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

-   GOAL AND STRATEGIES

    The fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of U.S. and foreign telecommunications companies.

    Telecommunications includes:

-   communications equipment and service

-   electronic components and equipment

-   broadcast media

-   computer equipment, mobile telecommunications, and cellular radio and paging

-   electronic mail

- local and wide area networking, and linkage of work and data processing systems

-   publishing and information systems

-   video and telex

- internet and other emerging technologies combining telephone, television and/or computer systems

    Under normal marketing conditions, the fund will invest at least 65% of assets in equity securities of telecommunications companies from at least three countries, including the U.S. The fund may invest in companies of all sizes.


-   PORTFOLIO INVESTMENTS

    Equity holdings may consist of:

-   common and preferred stocks

-   convertible securities

-   warrants

    To a limited extent, it may also engage in other investment practices.


-   RISK FACTORS

    This fund's principal risk factors are:

-   foreign securities

-   market risk

-   non-diversified status

-   regulatory risk

-   sector concentration

-   telecommunications companies

    The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Because this fund focuses on a single sector (telecommunications), you should expect it to be more volatile than a broadly diversified global equity fund. Additionally, telecommunications companies are often subject to regulatory risks that could hurt the fund's performance.

    Non-diversification might cause the fund to be more volatile than a diversified mutual fund. To the extent that the fund invests in emerging markets and start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


-   PORTFOLIO MANAGEMENT

    Scott T. Lewis and Vincent J. McBride manage the fund's investment portfolio. You can find out more about them in "Meet the Managers".


-   INVESTOR EXPENSES

    Expected expenses for the 2001 fiscal period (after fee waivers and expense reimbursements):


    Management fee                  .47%
    Distribution and service
    (12b-1) fees                    .50%
    All other expenses              .92%
                                   ----
         Total expenses            1.89%

                              FINANCIAL HIGHLIGHTS

The fund's Advisor Class shares commenced operations as of the date hereof.The figures below are related to the fund's Common Class shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.


-------------------------------------------------------------------------------------------------------------
  PERIOD ENDED:                                                  8/00            8/99       8/98      8/97(1)
-------------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
  Net asset value, beginning of period                       $  41.22        $  20.54    $ 17.30    $ 15.00
  INVESTMENT ACTIVITIES:
  Net investment income                                         (0.44)          (0.04)     (0.01)      0.02
  Net gains or losses on investments and foreign currency
  transactions (both realized and unrealized)                   29.56           23.56       4.29       2.28
    Total from investment activities                            29.12           23.52       4.28       2.30
  DISTRIBUTIONS:
  From net investment income                                     --              --         --         --
  From realized capital gains                                   (1.23)          (2.84)     (1.04)      --
    Total distributions                                         (1.23)          (2.84)     (1.04)      --
  Net asset value, end of period                             $  69.11        $  41.22    $ 20.54    $ 17.30
  Total return                                                  70.99%         120.73%     25.38%     15.33%(2)
  RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                   $471,455        $ 65,165    $   718    $   569
  Ratio of expenses to average net assets                        1.66%(3),(4)    1.65%(3)   1.65%(3)   1.65%(3),(5)
  Ratio of net income to average net assets                     (0.89)%         (0.35)%    (0.03)%     0.16%(5)
  Portfolio turnover rate                                         143%            203%       169%        43%(2)

(1) For the period December 4, 1996 (commencement of operations) through August 31, 1997.

(2) Not annualized.

(3) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.77%, 2.52% and 6.86% for the years ended August 31, 2000, 1999 and 1998, respectively, and 8.28% annualized for the period ended August 31, 1997.

(4) Interest earned on uninvested cash balance is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% for the year ended August 31, 2000. The operating expense ratio after reflecting these arrangements was 1.64% for the year ended August 31, 2000.

(5) Annualized.

                                 MORE ABOUT RISK

-   INTRODUCTION

    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


-   TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this PROSPECTUS.

    ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

    CORRELATION RISK The risk that
changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated
with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments including stocks and bonds, and the mutual funds that invest in them.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

--    Not permitted

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
SPECULATIVE EXPOSURE RISK.                                              33 1/3%
--------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET,
POLITICAL RISKS.                                                            /X/
--------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures or
forwards, intended to manage fund exposure to currency risk
or to enhance total return. Options, futures or forwards
involve the right or obligation to buy or sell a given
amount of foreign currency at a specified price and future
date.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE,
LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE, VALUATION
RISKS.(2)                                                                   / /
--------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the fund to risks beyond those generally
encountered in developed countries. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                                            /X/
--------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) CORRELATION, CURRENCY,
HEDGED EXPOSURE, INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE
RISKS.(2)                                                                   / /
--------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) CORRELATION, CREDIT,
HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                      / /
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
ACCESS, CURRENCY, INFORMATION, LIQUIDITY, OPERATIONAL,
POLITICAL, VALUATION RISKS.                                                 /X/
--------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. LIQUIDITY, MARKET, VALUATION
RISKS.                                                                    /15%/
--------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. CREDIT,
LIQUIDITY, MARKET, OPERATIONAL RISKS.                                   33 1/3%
--------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. INFORMATION,
LIQUIDITY, MARKET, VALUATION RISKS.                                          5%
--------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) where the fund's direct investment is
restricted. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE,
VALUATION RISKS.                                                            / /
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.                / /
--------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                         / /
--------------------------------------------------------------------------------
(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

    The day-to-day portfolio management of the fund is the responsibility of the Credit Suisse Asset Management Global Telecommunications Management Team. The team consists of the following individuals:

 [PICTURE OF SCOTT T. LEWIS]

        SCOTT T. LEWIS
      MANAGING DIRECTOR

-   Team member since 1999

-   With CSAM in 1999 as a result of
    Credit Suisse's acquisition of Warburg
    Pincus Asset Management, Inc.
    (Warburg Pincus)

-   With Warburg Pincus since 1986





 [PICTURE OF VINCENT J. MCBRIDE]

       VINCENT J. MCBRIDE
            DIRECTOR

-   Team member since 2000

-   With CSAM since 1999 as a result of
    Credit Suisse's acquisition of Warburg
    Pincus

-   With Warburg Pincus since 1994

            Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT


-   SHARE VALUATION

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


-   ACCOUNT STATEMENTS

    In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

-   after any changes of name or address of the registered owner(s)

-   otherwise, every calendar quarter

    You will receive annual and semiannual financial reports.


-   DISTRIBUTIONS


    As a fund investor, you will receive distributions.

    The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The fund distributes dividends annually. The fund typically distributes capital gains annually in December.

    Most investors have their distributions reinvested in additional shares of the fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


-   TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

    Distributions you receive from the
fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

    If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION


-   ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities Inc. (CSAMSI), a wholly owned subsidiary of CSAM, is responsible for:

-   making the fund available to you

-   account servicing and maintenance

-   other administrative services related to sale of the Advisor Class

    Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the fund's average daily net assets, although under the 12b-1 plan the fund is authorized to pay up to
 .75%. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services.

                                 BUYING SHARES


-   OPENING AN ACCOUNT

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

    You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


-   BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (currently 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

    You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.


-   ADDING TO AN ACCOUNT


    You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.


-   INVESTMENT CHECKS

    Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------
-   Complete the WARBURG PINCUS         -   Make your check payable to
    ADVISOR FUNDS NEW ACCOUNT               Warburg Pincus Advisor Funds.
    APPLICATION.

-   Make your check payable to          -   Write the account number and
    Warburg Pincus Advisor Funds.           the fund name on your check.

-   Write the fund name on the          -   Mail to Warburg Pincus Advisor
    check.                                  Funds.

-   Mail to Warburg Pincus Advisor
    Funds.
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
-   Call our Institutional              -   Call our Institutional
    Shareholder Service Center to           Shareholder Service Center to
    request an exchange from                request an exchange from
    another Warburg Pincus fund or          another Warburg Pincus fund or
    portfolio. Be sure to read the          portfolio.
    current PROSPECTUS for the new
    fund or portfolio.                  If you do not have telephone
                                        privileges, mail or fax a letter of
If you do not have telephone            instruction.
privileges, mail or fax a letter of
instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
-   Complete and sign the NEW           -   Call our Institutional
    ACCOUNT APPLICATION.                    Shareholder Service Center by 4
                                            p.m. ET to inform us of the
-   Call our Institutional                  incoming wire. Please be sure
    Shareholder Service Center and          to specify the account
    fax the signed NEW ACCOUNT              registration, account number
    APPLICATION by 4 p.m. ET.               and the fund name on your wire
                                            advice.
-   The Institutional Shareholder
    Service Center will telephone       -   Wire the money for receipt that
    you with your account number.           day.
    Please be sure to specify the
    account registration, account
    number and the fund name on
    your wire advice.

-   Wire your initial investment
    for receipt that day.

-   Mail the original, signed
    application to Warburg Pincus
    Advisor Funds.
--------------------------------------------------------------------------------
BY ACH TRANSFER
--------------------------------------------------------------------------------
-   Cannot be used to open an           -   Call our Institutional
    account.                                Shareholder Service Center to
                                            request an ACH transfer from
                                            your bank.

                                        -   Your purchase will be effective
                                            at the next NAV calculated
                                            after we receive your order in
                                            proper form.

                                        Requires ACH on Demand privileges.
--------------------------------------------------------------------------------

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 SELLING SHARES


--------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES      CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
Write us a letter of instruction that   -   Sales of any amount.
includes:

-   your name(s) and signature(s) or,
    if redeeming on an investor's
    behalf, the name(s) of the
    registered owner(s) and the
    signature(s) of their legal
    representative(s)

-   the fund name and account number

-   the dollar amount you want to sell

-   how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see
"Selling Shares in Writing").

Mail the materials to Warburg Pincus
Advisor Funds.

If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service
Center (unless a signature guarantee
is required).
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
-   Call our Institutional Shareholder  -   Accounts with telephone
    Service Center to request an            privileges.
    exchange into another Warburg
    Pincus fund or portfolio. Be sure   If you do not have telephone
    to read the current PROSPECTUS for  privileges, mail or fax a letter of
    the new fund or portfolio.          instruction to exchange shares.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call our Institutional Shareholder      -   Accounts with telephone
Service Center to request a                 privileges.
redemption. You can receive the
proceeds as:

-   a check mailed to the address of
    record

-   an ACH transfer to your bank

-   a wire to your bank

See "By Wire or ACH Transfer" for
details.
--------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------
-   Complete the "Wire Instructions"    -   Requests by phone or mail.
    or "ACH on Demand" section of your
    NEW ACCOUNT APPLICATION.

-   For federal-funds wires, proceeds
    will be wired on the next business
    day. For ACH transfers, proceeds
    will be delivered within two
    business days.

                                HOW TO REACH US

INSTITUTIONAL SHAREHOLDER SERVICE CENTER
Toll free: 800-222-8977
Fax:       212-370-9833

MAIL
Warburg Pincus Advisor Funds
P.O. Box 9030
Boston, MA 02205-9030

OVERNIGHT/COURIER SERVICE
Boston Financial
Attn: Warburg Pincus Advisor Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.warburg.com


WIRE INSTRUCTIONS
State Street Bank and Trust Company

ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[WARBURG PINCUS ADVISOR FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]


-   SELLING SHARES IN WRITING

    Some circumstances require a written sell order, along with a signature guarantee. These include:

-   accounts whose address of record has been changed within the past 30 days

-   redemptions in certain large accounts (other than by exchange)

-   requests to send the proceeds to a different payee or address

- shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.


-   RECENTLY PURCHASED
    SHARES

    For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                              SHAREHOLDER SERVICES


-   AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals.


-   TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act
(UGMA). Please consult your tax professional about these types of accounts.


-   ACCOUNT CHANGES

    Call our Institutional Shareholder Service Center to update your account records whenever you change your address. The Institutional Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

-   TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

-   your investment check or ACH transfer does not clear

- you place a telephone order by 4 p.m. ET and we do not receive your wire that day

    If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.


-   SPECIAL SITUATIONS

    The fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

- change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

- impose minimum investment amounts after 15 days' notice to current investors of any increases

-   charge a wire-redemption fee

- make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemption amounts that could hurt fund operations

- suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                       This page intentionally left blank

                              FOR MORE INFORMATION

    More information about this fund is available free upon request, including the following:


-   ANNUAL/SEMIANNUAL
    REPORT TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


-   OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

    Please contact Warburg Pincus Advisor Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Advisor Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER
SERVICE:
   Boston Financial
   Attn: Warburg Pincus Advisor Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:
Warburg Pincus Global Telecommunications Fund 811-08935




                                 ==============
                                 WARBURG PINCUS
                                 ==============

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                         800-222-8977 - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        ADXXX-1-XX00

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    SUBJECT TO COMPLETION, NOVEMBER 30, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                                 _________, 2000

                              ADVISOR SHARES OF THE

                  WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND

This STATEMENT OF ADDITIONAL INFORMATION provides information about Warburg Pincus Global Telecommunications Fund (the "Fund") that supplements information in the PROSPECTUS for the Advisor Shares of the Fund, dated ________, 2000, as amended or supplemented from time to time (the "PROSPECTUS") and is incorporated by reference in its entirety in the PROSPECTUS.

The Fund's Advisor Shares commenced operations on ________, 2000. The Fund's audited ANNUAL REPORT for the Common Class Shares, dated August 31, 2000, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the PROSPECTUS, ANNUAL REPORT and information regarding the Fund's current performance can be obtained by writing or telephoning:



                                 ADVISOR SHARES

                          Warburg Pincus Advisor Funds
                                 P.O. Box 9030
                             Boston, MA 02205-9030
                         Attn.: Institutional Services
                                  800-222-8977

                                                     CONTENTS

                                                                                               PAGE
INVESTMENT OBJECTIVES AND POLICIES................................................................1
   Non-Diversified Status.........................................................................1
   Temporary Investments..........................................................................1
   Repurchase Agreements..........................................................................2
   Reverse Repurchase Agreements and Dollar Rolls.................................................2
   Illiquid Securities............................................................................3
      RULE 144A SECURITIES........................................................................3
   Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.......................4
   Lending of Portfolio Securities................................................................4
   Borrowing......................................................................................5
   Securities of Other Investment Companies.......................................................5
   Options Generally..............................................................................6
      SECURITIES OPTIONS..........................................................................6
      SECURITIES INDEX OPTIONS....................................................................8
   When-Issued Securities, Delayed Delivery Transactions And Forward Commitments..................9
   Stand-By Commitment Agreements................................................................10
   U.S. Government Securities....................................................................10
   Foreign Investments...........................................................................11
      FOREIGN DEBT SECURITIES....................................................................11
      FOREIGN CURRENCY EXCHANGE..................................................................12
      INFORMATION................................................................................12
      POLITICAL INSTABILITY......................................................................13
      FOREIGN MARKETS............................................................................13
      INCREASED EXPENSES.........................................................................13
      DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS......................................13
      DEPOSITARY RECEIPTS........................................................................13
      BRADY BONDS................................................................................13
      EMERGING MARKETS...........................................................................14
      SOVEREIGN DEBT.............................................................................14
   Convertible Securities........................................................................15
   Debt Securities...............................................................................16
      BELOW INVESTMENT GRADE SECURITIES..........................................................16
      MORTGAGE-BACKED SECURITIES.................................................................17
      ASSET-BACKED SECURITIES....................................................................18
      LOAN PARTICIPATIONS AND ASSIGNMENTS........................................................19
      STRUCTURED NOTES, BONDS OR DEBENTURES......................................................20
      COLLATERALIZED MORTGAGE OBLIGATIONS........................................................20
      ZERO COUPON SECURITIES.....................................................................21


                                       i

   Futures Activities............................................................................21
      FUTURES CONTRACTS..........................................................................22
      OPTIONS ON FUTURES CONTRACTS...............................................................23
   Currency Exchange Transactions................................................................23
      FORWARD CURRENCY CONTRACTS.................................................................23
      CURRENCY OPTIONS...........................................................................24
      CURRENCY HEDGING...........................................................................24
   Hedging Generally.............................................................................25
   Short Sales "Against the Box".................................................................26
   Section 4(2) Paper............................................................................27
   Rights Offerings and Purchase Warrants........................................................27
   Telecommunications Companies..................................................................27
INVESTMENT RESTRICTIONS..........................................................................28
PORTFOLIO VALUATION..............................................................................30
PORTFOLIO TRANSACTIONS...........................................................................31
PORTFOLIO TURNOVER...............................................................................32
MANAGEMENT OF THE FUND...........................................................................33
   Officers and Board of Directors...............................................................33
   Portfolio Managers............................................................................37
   Investment Adviser and Co-Administrators......................................................37
   Code of Ethics................................................................................40
   Custodian and Transfer Agent..................................................................41
   Organization of the Fund......................................................................41
   Distribution and Shareholder Servicing........................................................42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................43
   Automatic Cash Withdrawal Plan................................................................44
EXCHANGE PRIVILEGE...............................................................................44
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................45
   The Fund and Its Investments..................................................................45
   Special Tax Considerations....................................................................47
      STRADDLES..................................................................................47
      OPTIONS AND SECTION 1256 CONTRACTS.........................................................48
      FOREIGN CURRENCY TRANSACTIONS..............................................................48
      PASSIVE FOREIGN INVESTMENT COMPANIES.......................................................49
      ASSET DIVERSIFICATION REQUIREMENT..........................................................49
      FOREIGN TAXES..............................................................................50
      FUND TAXES ON SWAPS........................................................................50
      DIVIDENDS AND DISTRIBUTIONS................................................................50
      SALES OF SHARES............................................................................51
      BACKUP WITHHOLDING.........................................................................51
      NOTICES....................................................................................52
      OTHER TAXATION.............................................................................52
DETERMINATION OF PERFORMANCE.....................................................................52
   Total Return..................................................................................52
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................54


                                       ii

MISCELLANEOUS....................................................................................54
FINANCIAL STATEMENTS.............................................................................55

APPENDIX A ---- DESCRIPTION OF RATINGS..........................................................A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the descriptions of the Fund's investment objective and policies in the PROSPECTUS. There are no assurances that the Fund will achieve its investment objective.

                  The investment objective of the Global Telecommunications Fund is to seek long-term appreciation of capital.

                  Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Fund does not represent that these techniques are available now or will be available at any time in the future.

                  NON-DIVERSIFIED STATUS. The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of the Fund will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                  TEMPORARY INVESTMENTS. To the extent permitted by its investment objective and policies, the Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Credit Suisse Asset Management, LLC ("CSAM"), the Fund's adviser, or Credit Suisse Asset Management Limited, the Fund's sub-investment adviser ("CSAM Ltd.") (each, an "Adviser"), the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Fund does not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

                  Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  The Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  ILLIQUID SECURITIES. The Fund is authorized to, but does not presently intend to, invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

                  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. The Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of the Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

                  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                  LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

                  BORROWING. The Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

                  OPTIONS GENERALLY. The Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.

                  SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and the Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities its would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). The Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. The Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

                  SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                  When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  STAND-BY COMMITMENT AGREEMENTS. The Fund may from time to time enter into stand-by commitment agreements. The Fund does not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

                  Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

                  The Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

                  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

                  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities the Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate

Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Fund are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to the Fund's domestic investments as well. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

                  FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.

                  FOREIGN CURRENCY EXCHANGE. Since the Fund may invest in securities denominated in currencies of non-U.S. countries, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the non-U.S. currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

                  INFORMATION. The majority of the securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  INCREASED EXPENSES. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  DEPOSITARY RECEIPTS. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

                  BRADY BONDS. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  EMERGING MARKETS. The Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Fund at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

                  CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

                  DEBT SECURITIES. The Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. The Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of the Fund that invests in zero coupon securities.

                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

                  BELOW INVESTMENT GRADE SECURITIES. Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

                  Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  ASSET-BACKED SECURITIES. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and the Fund will therefore not purchase any asset-backed securities which would cause 25% or more of the Fund's net assets at the time of purchase to be invested in asset-backed securities.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security the Fund invests in will be 397 days or less. The Fund may purchase asset-backed securities that are unrated.

                  LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). The Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

                  Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

                  STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may also purchase CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Fund may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                  CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (I.E. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

                  The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

                  ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets.

                  A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

                  FUTURES ACTIVITIES. The Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

                  OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract;

however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                  CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Fund may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

                  FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Fund will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Fund may invest in such transactions for hedging purposes.

                  The Fund may also enter into forward currency contracts with respect to specific transactions. For example, when the Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  CURRENCY OPTIONS. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  CURRENCY HEDGING. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

                  The Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

                  Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

                  The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transactions costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

                  The Fund does not presently intend to invest more than 5% of net assets in short sales against the box.

                  SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

                  RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                  TELECOMMUNICATIONS COMPANIES. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

                  Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.

                             INVESTMENT RESTRICTIONS

                  The following investment limitations of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

                  If a percentage restriction (other than the percentage limitation set forth in No. 1 of the Fund) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                  The Fund may not:

                  1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  5. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

                  7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry other than the telecommunications industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                  For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

                  In addition to the fundamental investment limitations specified above, the Fund may not:

                  1. Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                  2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

                  3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

                  The policies set forth above are not fundamental and thus may be changed by the Fund's Board of Directors without a vote of the shareholders.

                  Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Fund in valuing their assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of the Fund's securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective and has retained CSAM Ltd. to act as sub-investment adviser to the Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

                  All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). The Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

                  For the past three fiscal years ended August 31, 2000, August 31, 1999 and August 31, 1998, the Fund has paid brokerage commissions $1,599,215, $178,506 and $2,639, respectively. The increase in brokerage commissions was due to the significant growth in the size of the Fund.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                               PORTFOLIO TURNOVER

                  The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

                  It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                             MANAGEMENT OF THE FUND

                  OFFICERS AND BOARD OF DIRECTORS. The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

                  The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)             DIRECTOR
40 Grosvenor Road                   Currently retired; Executive Vice President
Short Hills, New Jersey 07078       and Chief Financial Officer of Pan Am
                                    Corporation and Pan American World Airways,
                                    Inc. from 1988 to 1991; Director of The
                                    Infinity Mutual Funds, BISYS Group
                                    Incorporated; Director/Trustee of other
                                    Warburg Pincus Funds and other CSAM-advised investment companies.

Jack W. Fritz (72)                  DIRECTOR
2425 North Fish Creek Road          Private investor; Consultant and Director of
P.O. Box 483                        Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014               Communications (developers and operators of
                                    radio stations); Director of Advo, Inc.
                                    (direct mail advertising); Director/Trustee of other Warburg Pincus Funds.

Jeffrey E. Garten (53)              DIRECTOR
Box 208200                          Dean of Yale School of Management and
New Haven, Connecticut 06520-8200   William S. Beinecke Professor in the
                                    Practice of International Trade and Finance;
                                    Undersecretary of Commerce for International
                                    Trade from November 1993 to October 1995;
                                    Professor at Columbia University from
                                    September 1992 to November 1993;
                                    Director/Trustee of other Warburg Pincus
                                    Funds.

James S. Pasman, Jr. (69)           DIRECTOR
29 The Trillium                     Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238      Operating Officer of National InterGroup,
                                    Inc. from April 1989 to March 1991; Chairman of Permian Oil Co. from April 1989 to March
                                    1991; Director of Education Management
                                    Corp., Tyco International Ltd.; Trustee, BT
                                    Insurance Funds Trust; Director/Trustee of other Warburg Pincus Funds and other
                                    CSAM-advised investment companies.

William W. Priest* (58)             CHAIRMAN OF THE BOARD
153 East 53rd Street                Chairman- Management Committee, Chief
New York, New York 10022            Executive Officer and Managing Director of
                                    CSAM (U.S.) since 1990; Director of TIG
                                    Holdings, Inc.; Director/Trustee of other
                                    Warburg Pincus Funds and other CSAM-advised investment companies.

Steven N. Rappaport (51)            DIRECTOR
40 East 52nd Street                 President of Loanet, Inc. since 1997;
New York, New York 10022            Executive Vice President of Loanet, Inc.
                                    from 1994 to 1997; Director, President,
                                    North American Operations, and former
                                    Executive Vice President from 1992 to 1993 of Worldwide Operations of Metallurg Inc.;
                                    Executive Vice President, Telerate, Inc.
                                    from 1987 to 1992; Partner in the law firm of Hartman & Craven until 1987;
                                    Director/Trustee of other Warburg Pincus
                                    Funds and other CSAM-advised investment
                                    companies.

Alexander B. Trowbridge (70)        DIRECTOR
1317 F Street, N.W.,                Currently retired; President of Trowbridge
5th Floor                           Partners, Inc. (business consulting) from
Washington, DC 20004                January 1990 to November 1996; Director or
                                    Trustee of New England Mutual Life Insurance
                                    Co., ICOS Corporation (biopharmaceuticals),
                                    IRI International (energy services), The
                                    Rouse Company (real estate development),
                                    Harris Corp. (electronics and communications equipment), The Gillette Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing); Director/Trustee of other Warburg Pincus Funds.

Eugene L. Podsiadlo (42)            PRESIDENT
466 Lexington Avenue                Managing Director of CSAM; Associated with
New York, New York 10017-3147       CSAM since CSAM acquired the Fund's
                                    predecessor adviser in July 1999; with the predecessor adviser since 1991; Vice
                                    President of Citibank, N.A. from 1987 to
                                    1991; Officer of CSAMSI and of other Warburg
                                    Pincus Funds.

-----------------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Hal Liebes, Esq. (35)               VICE PRESIDENT AND SECRETARY
153 East 53rd Street                Managing Director and General Counsel of
New York, New York 10022            CSAM; Associated with Lehman Brothers, Inc.
                                    from 1996 to 1997; Associated with CSAM from 1995 to 1996; Associated with CS First
                                    Boston Investment Management from 1994 to
                                    1995; Associated with Division of
                                    Enforcement, U.S. Securities and Exchange
                                    Commission from 1991 to 1994; Officer of
                                    CSAMSI, other Warburg Pincus Funds and other
                                    CSAM-advised investment companies.

Michael A. Pignataro (40)           TREASURER AND CHIEF FINANCIAL OFFICER
153 East 53rd Street                Vice President and Director of Fund
New York, New York 10022            Administration of CSAM; Associated with CSAM
                                    since 1984; Officer of other Warburg Pincus
                                    Funds and other CSAM-advised investment
                                    companies.

Stuart J. Cohen, Esq. (31)          ASSISTANT SECRETARY
466 Lexington Avenue Vice           President and Legal Counsel of CSAM;
New York, New York 10017-3147       Associated with CSAM since CSAM acquired the
                                    Fund's predecessor adviser in July 1999;
                                    with the predecessor adviser since 1997;
                                    Associated with the law firm of Gordon
                                    Altman Butowsky Weitzen Shalov & Wein from
                                    1995 to 1997; Officer of other CSAM-advised investment companies.

Gregory N. Bressler, Esq. (34)      Assistant Secretary
466 Lexington Avenue                Vice President and Legal Counsel of CSAM
New York, New York 10017            since January 2000; Associated with the
                                    law firm of Swidler Berlin Shereff Friedman
                                    LLP from 1996 to 2000; Officer of other
                                    CSAM-advised investment companies.

Rocco A. DelGuercio (36)            ASSISTANT TREASURER
153 East 53rd Street                Assistant Vice President and Administrative
New York, New York 10022            Officer of CSAM; Associated with CSAM since
                                    June 1996; Assistant Treasurer, Bankers
                                    Trust Corp. -- Fund Administration from
                                    March 1994 to June 1996; Mutual Fund
                                    Accounting Supervisor, Dreyfus Corporation from April 1987 to March 1994; Officer of other Warburg Pincus Funds and other
                                    CSAM-advised investment companies.

Joseph Parascondola (37)            Assistant Treasurer
466 Lexington Avenue                Assistant Vice President - Fund
New York, New York 10017            Administration of CSAM since April 2000;
                                    Assistant Vice President, Deutsche Asset
                                    Management from January 1999 to April 2000;
                                    Assistant Vice President, Weiss, Peck &
                                    Greer LLC from November 1995 to December
                                    1998; Officer of other CSAM-advised
                                    investment companies.

                  No employee of CSAM, CSAM Ltd., PFPC Inc. ("PFPC") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM Ltd., PFPC, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2000

------------------------------------------------------------------------------------------------------------------
                                                                                    All Investment Companies in
     Name of Director                                  The Fund                          CSAM Fund Comples*
------------------------------------------------------------------------------------------------------------------
William W. Priest**                                      None                                  None
------------------------------------------------------------------------------------------------------------------
Richard H. Francis                                      $2,500                               $102,000
------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                                           $2,500                               $102,000
------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                                       $2,500                                $43,500
------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                                    $2,500                               $102,000
------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                                     $2,500                               $102,000
------------------------------------------------------------------------------------------------------------------
Alexander B. Trowbridge                                 $2,725                               $108,375
------------------------------------------------------------------------------------------------------------------

* Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser ("Fund Complex"), except for Mr. Garten, who serves as a Director or Trustee of 24 investment companies and portfolios in the Fund Complex.

** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

                  As of November 21, 2000, Directors and officers as a group, owned of record less than 1% of the Fund's outstanding Advisor Shares.

                  PORTFOLIO MANAGERS. The Co-Portfolio Managers of the Fund are Scott T. Lewis and Vincent J. McBride.

                  Mr. Lewis has been associated with CSAM since Credit Suisse acquired Warburg Pincus Asset Management, Inc. ("Warburg") in July 1999 and joined Warburg in 1986. Prior to that Mr. Lewis was an assistant portfolio manager at Bench Corporation from 1984 to 1985 and a trader at Atlanta/Sosnoff Management Corp. from 1984 to 1985 and a trader at E.F. Hutton &

Co. from 1982 to 1984. Mr. Lewis received a M.B.A. and a B.S. degree from New York University.

                  Mr. McBride has been associated with CSAM since Credit Suisse acquired Warburg in July 1999 and joined Warburg in 1994. Previously, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

                  INVESTMENT ADVISERS AND CO-ADMINISTRATORS. CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM Ltd., located at Beaufort House, 15 St. Botolph Street, London, EC 3A 7JJ, serves as sub-investment adviser to the Fund pursuant to a written agreement. CSAM and CSAM Ltd. are indirect wholly-owned subsidiaries of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Fund, a series of The RBB Fund, Inc. (the "BEA Fund"), pursuant to an Investment Advisory Agreement (the "BEA Advisory Agreement"). CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  CSAM has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services to the Fund, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of 1.00% of average daily net assets. CSAM pays CSAM Ltd. a sub-investment advisory fee out of the fees CSAM receives from the Fund.

                  CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Fund pursuant to separate written agreements (the "CSAMSI Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). CSAMSI became co-administrator to the Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Fund. BEA Associates, the predecessor of CSAM, and PFPC had served as co-administrators to the Advisor Class of the BEA Fund. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, the Fund pays CSAMSI a fee calculated at an annual rate of

 .05% of the Fund's first $125 million in average daily net assets of the Advisor Shares and .10% of average daily net assets of the Advisor Shares over $125 million.

                  For the services provided by PFPC under the PFPC Co-Administration Agreements, PFPC received a fee for the period from September 1, 1999 to July 31, 2000 calculated at an annual rate of .125% of the Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. As of August 1, 2000, PFPC receives a fee for administration services calculated an annual rate of .11% of the Fund's first $500 million in average daily net assets, .09% of the next $1 billion in average daily net assets, and .07% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out of pocket expenses.

                  Each class of shares of the Fund bears its proportionate share of fees payable to CSAM, CSAM Ltd., CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. The Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.

                  For the past three fiscal years ended August 31, the Fund have paid CSAM or its predecessor advisory fees and csaM or its predecessor has waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement or BEA Advisory Agreement as follows:

                                      Fees Paid
                Fiscal Year         (after waivers)         Waivers        Reimbursements
                -----------         --------------          -------        --------------
                    2000                 $173,255          $179,809                $0

                    1999                  $93,200          $101,660           $33,124

                    1998                       $0            $9,174           $37,067

                  From August 31, 1998 to August 31, 2000, the Fund paid BEA Associates or Counsellors Service and PFPC administration fees and BEA Associates or Counsellors Service and PFPC have waived fees and/or reimbursed expenses as follows:

                                                                     Counsellors
                   PFPC                                               Service
                ---------                                            -----------
                Fees Paid                                             Fees Paid
Fiscal           (after                                                (after
 Year           waivers)        Waivers         Reimbursements         Waivers)         Waivers         Reimbursements
------          --------        -------         --------------         --------         -------         --------------
2000           $443,622              $0              $0                 $6,554               $0             $0

1999                 $0         $24,357              $0                   $246           $9,463             $0

1998                 $0          $1,147              $0                     $0             $459             $0

                  For the fiscal year ended August 31, 2000, the Fund has paid CSAMSI $899,136 in administration fees.

                  Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Fund's Board of Directors in such manner as the Board determines fair and accurate. Each class of the Fund pays its own administration fees, and may pay a different share than the other classes of the Fund of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  CODE OF ETHICS. The Fund, CSAM, CSAM Ltd. and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

                  CUSTODIAN AND TRANSFER AGENT. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Fund and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "BBH Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and make disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the negligent acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreements, BBH receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

                  State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

                  ORGANIZATION OF THE FUND . The Fund is a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on July 31, 1998.

                  The Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

                  The Fund currently offers two separate classes of shares:
Common Shares and Advisor Shares. The Fund's Advisor Shares commenced operations on _________, 2000. All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                  Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

                  Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Advisor Funds at 800-222-8977 or on the Warburg Pincus Funds web site at www.warburg.com.

                  DISTRIBUTION AND SHAREHOLDER SERVICING. The Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements are governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund. The Advisor Shares 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Shares 12b-1 Plan and the purposes for which such expenditures were made. The Advisor Shares 12b-1 Plan was adopted on May 1, 2000.

                  Certain Institutions may receive additional fees from the CSAMSI, CSAM or their affiliates for providing supplemental services in connection with investments in the Fund.

Institutions may also be reimbursed for marketing costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and/or, in certain cases, may include a one-time fee of up to 0.50% of the value of assets invested in the accounts. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedules of the Institutions. To the extent that CSAMSI, CSAM, or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.

                  An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  The Advisor Shares 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plan ("Independent Directors"). Any material amendment of the Advisor Shares 12b-1 Plan would require the approval of the Board in the same manner. The Advisor Shares 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The Advisor Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

                  Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The

Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

                  AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. An Advisor Shareholder may exchange Advisor Shares of the Fund for Advisor Shares of another Warburg Pincus fund at their respective net asset values.

                  If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Advisor Funds at 800-222-8977.

                  The Fund reserve the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the

Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

                  THE FUND AND ITS INVESTMENTS. The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

                  "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

                  STRADDLES. The options transactions that the Fund enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Fund must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.

                  OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that the Fund must make to avoid federal excise tax liability.

                  The Fund may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

                  FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

                  Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  PASSIVE FOREIGN INVESTMENT COMPANIES. If the Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), the Fund may be subject to federal income tax and a deferral interest charge on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of the Fund. Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, the Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). The Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

                  The Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. The Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

                  ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by the Fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by the Fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner the Fund should use the current value of the underlying security (its prospective future investment);

the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, the Fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, the Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

                  FOREIGN TAXES. Dividends and interest received by the Fund on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

                  FUND TAXES ON SWAPS. As a result of entering into index swaps, the Fund may make or receive periodic net payments. It may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

                  DIVIDENDS AND DISTRIBUTIONS. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

                  BACKUP WITHHOLDING. The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

                  NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE

                  TOTAL RETURN. From time to time, the Fund may quote the total return of its Common Shares and Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset values of Common Shares and Advisor Shares are listed in THE WALL STREET JOURNAL each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.

                  The Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                 P(1+T)(n) = ERV

         Where:            T = average annual total return;

                           ERV  =  ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                           P = hypothetical initial payment of $1,000; and

                           n = period covered by the computation, expressed in
                               years.

                  The Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =   [(ERV) - l]
                             ---
                              P

                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                  Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

                  The average annual total returns for the Common Shares of the Fund for the year ended August 31, 2000 were as follows:

                                                                      Since
                           5 year            10 year                Inception
     1 year             (annualized)      (annualized)             (annualized)
     ------             ------------      ------------             ------------
    70.99%                   N/A               N/A                    57.32%

                  The aggregate total return for the Common Shares of the Fund for the period ended August 31, 2000 since inception was 445.81%.

                  Performance information provided above reflects the performance of the Advisor Shares of the BEA Fund (which is the predecessor of the Fund). The Fund's Advisor Shares commenced operations on __________, 2000. Since the Advisor Class is subject to slightly higher expenses, the returns of the Advisor Class would have been lower.

                  The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                MISCELLANEOUS

                  The Fund is not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is Warburg, Pincus & Co. a distributorof the Fund. Warburg, Pincus & Co. has no obligation or liability in connection with the administration,marketing or trading of the Fund.

                  As of November 21, 2000, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:

                                                                              PERCENT
                                                                            OWNED AS OF
                           NAME AND ADDRESS                              NOVEMBER 21, 2000
                           ----------------                              -----------------
Common Shares         Charles Schwab & Co.                                    38.68%
                      Special Custody Account for the Exclusive
                      Benefit of Customers
                      101 Montgomery St.
                      San Francisco, CA 94104-4122

                      Nat'l Financial Svcs Corp                               17.71%
                      FBO Customers
                      Church St Station
                      PO Box 3908
                      New York, NY 10008-3908


                                               FINANCIAL STATEMENTS

                  The Fund's Advisor Shares commenced operations on _________, 2000. The Fund's audited financial report for the Common Shares, dated August 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of the annual report upon request by calling Warburg Pincus Advisor Funds at 800-222-8977.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION


Item 23. EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------
         a        Articles of Incorporation. (1)

         b        By-Laws. (1)

         c        Registrant's Forms of Stock Certificates. (2)

         d(1)     Form of Investment Advisory Agreement. (3)

         (2)      Form of Sub-Investment Advisory Agreement. (4)

         e        Form of Distribution Agreement. (5)

         f        Not applicable.

         g        Custodian Agreement with Brown Brothers Harriman & Co. (3)

         h(1)     Transfer Agency and Service Agreement. (3)

         (2)      Form of Co-Administration Agreement with Credit Suisse Asset
                  Management Securities, Inc. (5)

         (3)      Form of Co-Administration Agreement with PFPC Inc. (3)

------------------

(1)    Incorporated by reference to Registrant's Registration Statement on Form
       N-1A filed on August 5, 1998 (Securities Act File No. 333-60683).

(2)    Incorporated by reference to Pre-Effective Amendment No. 1 to
       Registrant's Registration Statement on Form N-1A filed on August 14, 1998
       (Securities Act File No. 333-60683).

(3) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Emerging Markets II Fund, Inc., filed on August 14,
       1998 (Securities Act File No. 333-60677).

(4) Incorporated by reference to the Registrant's Definitive Proxy Statement filed June 1, 2000.

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Long-Short Market Neutral Fund, Inc., filed on
       November 2, 1999 (Securities Act File No. 333-60687).



         (4)      Fee Agreement with PFPC Inc. (6)

        i(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund. (7)

         (2)      Opinion and Consent of Venable, Baetjer and Howard, LLP,
                  Maryland counsel to the Fund. (2)

         (3) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

        j(1)      Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

         (2)      Powers of Attorney. (5)

        k         Not applicable.

        l         Form of Purchase Agreement. (3)

        m(1)      Form of Shareholder Servicing and
                  Distribution Plan. (5)

         (2)      Form of Distribution Plan. (5)

        n         Form of 18f-3 Plan. (5)

        o         Not Applicable.

        p(1)      Form of Code of Ethics. (3)

         (2)      Amended Form of Code of Ethics. (4)

------------------

(6)    Incorporated by reference to Post-Effective Amendment No. 21 to the
       Registration Statement on Form N-1A of Credit Suisse Institutional Fund,
       Inc. filed August 30, 2000 (Securities Act File No. 33-47880).

(7)    Incorporated by reference to Registrant's Registration Statement on Form
       N-1A filed on November 2, 1999 (Securities Act File No. 333-60683).

(8)    Incorporated by reference to Post-Effective Amendment No. 13 to the
       Registration Statement on Form N-1A of Warburg, Pincus Trust filed on
       April 26, 2000 (Securities Act File No. 33-58125).

(9)    Incorporated by reference to Post-Effective Amendment No. 21 to the
       Registration Statement on Form N-1A of Credit Suisse Institutional Fund,
       Inc. filed August 30, 2000 (Securities Act File No. 33-47880).



       (3)      Form of Code of Ethics for Credit Suisse Asset Management
                Limited. (9)


Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
            WITH REGISTRANT

            From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg, Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25.    INDEMNIFICATION

            Registrant, officers and directors of CSAM, LLC, of Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Fund's initial Registration Statement on Form N-1A filed on August 5, 1998.


Item 26     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            CSAM, LLC acts as investment adviser to the Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

            Credit Suisse Asset Management Limited ("CSAM U.K.") act as sub-investment adviser for the Registrant. CSAM U.K. renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of officers and partners of CSAM U.K., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to schedules A and D of Form ADV filed by CSAM U.K. (SEC File No. 801-40177).

Item 29.    PRINCIPAL UNDERWRITER

            (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional International Growth Fund; Credit Suisse Institutional Strategic Global Fixed Income Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional U.S. Core Fixed Income Fund; Warburg Pincus Global Financial Services Fund, Warburg Pincus/CSFB Global New Technologies Fund, Warburg Pincus/CSFB Technology Index Fund, Warburg Pincus Aggressive Growth Fund, Credit Suisse Institutional Fund, Warburg Pincus

Value Fund, Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Focus Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Health Sciences Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus High Yield Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus Value Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.

            (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

            (c) None.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            (1) Warburg, Pincus Global Telecommunications Fund, Inc.
                466 Lexington Avenue
                New York, New York 10017-3147
                (Fund's Articles of Incorporation, By-Laws and minute books)

            (2) Credit Suisse Asset Management, LLC
                466 Lexington Avenue
                New York, New York 10017-3147
                (records relating to its functions as investment adviser)

            (3) PFPC Inc.
                400 Bellevue Parkway
                Wilmington, Delaware 19809
                (records relating to its functions as co-administrator)

            (4) Credit Suisse Asset Management Securities, Inc.
                466 Lexington Avenue
                New York, New York 10017-3147
                (records relating to its functions as co-administrator and distributor)

            (5) State Street Bank and Trust Company
                225 Franklin Street
                Boston, Massachusetts  02110
                (records relating to its functions as transfer agent and dividend disbursing agent)

            (6) Boston Financial Data Services, Inc.
                2 Heritage Drive
                North Quincy, Massachusetts 02171
                (records relating to its functions as transfer agent and dividend disbursing agent)

            (7) Brown Brothers Harriman & Co.
                40 Water Street
                Boston, Massachusetts 02109
                (records relating to its functions as custodian)

            (8) Credit Suisse Asset Management Limited
                Beaufort House
                15 St Botolph
                London, EC3A7JJ
                (records relating to its functions as sub-investment adviser)

Item 29.    MANAGEMENT SERVICES

            Not applicable.

Item 30.    UNDERTAKINGS.

            Not applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30th day of November, 2000.

                                       WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS
                                         FUND, INC.

                                       By:/s/Eugene L. Podsiadlo
                                          ----------------------
                                          Eugene L. Podsiadlo
                                          President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                               Title                              Date
---------                               -----                              ----
/s/William W. Priest*                   Chairman of the              November 30, 2000
--------------------                    Board  of Directors
William W. Priest

/s/Eugene L. Podsiadlo                  President                    November 30, 2000
----------------------
Eugene L. Podsiadlo

/s/Michael A. Pignataro                 Treasurer and Chief          November 30, 2000
-----------------------                 Financial
Michael A. Pignataro                    Officer

/s/Richard H. Francis*                  Director                     November 30, 2000
---------------------
Richard H. Francis

/s/Jack W. Fritz*                       Director                     November 30, 2000
-----------------
Jack W. Fritz

/s/Jeffrey E. Garten*                   Director                     November 30, 2000
---------------------
Jeffrey E. Garten

/s/James S. Pasman, Jr.*                Director                     November 30, 2000
------------------------
James S. Pasman, Jr.

/s/Steven N. Rappaport*                 Director                     November 30, 2000
-----------------------
Steven N. Rappaport

/s/Alexander B. Trowbridge*             Director                     November 30, 2000
---------------------------
Alexander B. Trowbridge

*By: /s/Michael A. Pignataro
    ------------------------
Michael A. Pignataro as Attorney-in-Fact


                               INDEX TO EXHIBITS


Exhibit No.                           Description of Exhibit
-----------                           ----------------------

   i(3)        Opinion and Consent of Willkie Farr & Gallagher, counsel to the
               Fund.
   j(1)        Consent of PricewaterhouseCoopers LLP, Independent Accountants.